EXHIBIT 10.38

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Catalytica

Pharmaceuticals

November 9, 2000

Mr. Randall J. Tlachac

Orphan Medical

13911 Ridgedale Drive

Suite 475

Minnetonka, MN, 55305

Dear Randy,

I am pleased to provide this revised commercial pricing for Xyrem Oral Solution. The new pricing includes the requested component/packaging changes. I have also attached an amended “APPENDIX D” which includes the pricing, packaging details and related assumptions. All raw materials and packaging components are included, [ * ].

Commercial Pricing

Volume Breaks	Conversion	Materials	Total Unit Price
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

•	Volume price breaks based on [ * ]

•	Pricing is based on the assumptions listed on page 2 of this letter

•	Any change in the assumptions listed on page 2 of this letter will require that pricing be re-evaluated

Please indicate Orphan’s approval/acceptance of the above commercial pricing by having the appropriate individual sign and date in the space provided below.

If you have any questions or need further clarification, please do not hesitate to call.

Sincerely,

/s/ David Smithwick

David Smithwick, Contract Manager

/s/ Randall Tlachac	Date	12/5/00
Orphan Representative,

Director, Quality Assurance
Title

cc:            Marie Mayo            Lori Thigpen            File (2)

Proposal Valid for 60 days

Confidential

Catalytica Pharmaceuticals, Inc. • P.O. Box 1887 • Greenville, NC 27835-1887 • 252-758-3436

November 9, 2000

ASSUMPTIONS

•	Volume price breaks based on [ * ]

•	7 [ * ] Commercial Supply Agreement

•	Subject to [ * ] specified in commercial supply agreement

•	DEA Schedule CIII with ARCOS reporting

•	[ * ]

•	[ * ]

•	Manufactured [ * ]

•	Minimum of [ * ]

•	[ * ]

•	Manufacturing batch size of [ * ]

•	To be ordered [ * ]

•	Batches shipped within [ * ] of Catalytica issuing CofC/CofA

•	Packaging components

[ * ]

Proposal Valid for 60 days

Confidential

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.